As most of you are done with harvest and fall tillage, many are now doing year-end tax planning. If you are considering adding to your retirement fund, one option I think deserves a look is a new fund called Zea Capital Fund. Zea Maize is Latin for "Corn"  Its theme is to 'Invest in Main Street, not Wall Street". If you are interested in learning more about it email me at mrussell@netins.net or review the prospectus  at  www.zeacapital.com/wp-content/uploads/downloads/2010/10/Zea-Capital-Fund-Prospectus.pdf

Moe Russell
5243 Panorama Terrace
Panora, IA 50216
1-877-333-6135
Fax 641-755-2326
mrussell@netins.net

THIS MESSAGE IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY UNITS OF ZEA CAPITAL FUND LLC (THE “FUND”) AND IT IS NOT INCORPORATED BY REFERENCE INTO THE FUND'S PROSPECTUS. PROSPECTIVE INVESTORS IN THE FUND SHOULD CAREFULLY CONSIDER THE FOLLOWING REGARDING THE FUND BEFORE INVESTING: THE FUND'S INVESTMENT OBJECTIVES, ITS RISKS, AND THE FUND'S CHARGES AND EXPENSES. THE PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, IS AVAILABLE AND SHOULD BE READ CAREFULLY BEFORE INVESTING. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM NATIONS FINANCIAL GROUP, INC. BY CALLING (800) 351-2471 OR BY WRITING TO 4000 RIVER RIDGE DRIVE NE, CEDAR RAPIDS, IOWA 52402.

NATIONS FINANCIAL GROUP, INC. IS A MEMBER OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY AND THE SECURITIES INVESTOR PROTECTION CORPORATION.  NATIONS FINANCIAL GROUP, INC. HAS BEEN ENGAGED TO ACT AS LEAD PLACEMENT AGENT OF THE FUND BUT IS NOT AN AFFILIATE OF THE FUND, THE IOWA CORN GROWERS ASSOCIATION OR AAVIN EQUITY ADVISERS, LLC, THE MANAGER OF THE FUND.